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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 10, 1995
                                                  ----------------



                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)


          New Jersey                1-4802                22-0760120
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     (State or other juris-      (Commission          (IRS Employer Iden-
    diction of incorporation)     File Number)          tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                  07417-1880
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (201) 847-6800
                                                     ----------------

                                      N/A
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        (Former name or former addresses if changed since last report.)


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Item 7.  Financial Statements and Exhibits
         --------------------------------

         The Registrant is filing herewith the exhibits referenced in the Index of Exhibits annexed hereto and made a part hereof.


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BECTON, DICKINSON AND COMPANY
                                                (Registrant)



                                       By: /s/  Raymond P. Ohlmuller
                                          ---------------------------
                                              Raymond P. Ohlmuller
                                         Vice President and Secretary


Date: January 20, 1995

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number            Description of Exhibits
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1                 Underwriting Agreement and related Pricing Agreement, each dated January 10, 1995, between the Registrant and Goldman,
                  Sachs & Co. and CS First Boston Corporation.

4(c) Second Supplemental Indenture, dated as of January 10, 1995, between the Registrant and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Trustee.

4(d)              Copy of Definitive 8.70% Debenture Due January 15, 2025.


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